Exhibit 99.2

Quarterly Investor Supplement

September 30, 2024

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Nine Months Ended September 30, 2024. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Investor Contact:

Voya Financial	Mei Ni Chu
230 Park Avenue	IR@voya.com
New York, New York 10169	Web Site:
NYSE Ticker:	investors.voya.com
VOYA

Voya Financial	Page 3 of 46
Explanatory Note on Non-GAAP Financial Information

Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes is a meaningful measure used by management to evaluate our business and segment performance. This measure enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying core business segments by excluding items that tend to be highly variable from period to period based on capital market conditions or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure Income (loss) before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) before income taxes as a measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both measures when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes are calculated by adjusting Income (loss) before income taxes for the following items:
▪Net investment gains (losses), which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations, and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest. It also includes changes in the fair value of derivatives related to managed custody guarantees, net of related reserve increases (decreases), less the estimated cost of these benefits, changes in nonperformance spread, and changes in market risk benefits;
•Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business, amortization of intangible assets and residual run-off activity. Excluding this activity better reveals trends in our core business and more closely aligns Adjusted operating earnings before income taxes with how we manage our segments;
•Income (loss) attributable to noncontrolling interests to which we are not economically entitled, such as Allianz SE's ("Allianz") stake in the results of VIM Holdings LLC (referred to as redeemable noncontrolling interest and Allianz noncontrolling interest) or the attribution of results from consolidated VIEs or VOEs;
•Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings before income taxes that are available to common shareholders;
•Other adjustments may include the following items:
•Income (loss) related to early extinguishment of debt since the outcome of decisions to restructure debt are not indicative of normal operations;
•Impairment of goodwill and intangible assets as these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;
•Amortization of acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions which are not indicative of current Operating expense fundamentals;
•Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments. These amounts do not reflect cash-settled expenses, and are not indicative of current Operating expense fundamentals; and
•Other items not indicative of normal operations or performance of our segments or that may be related to events such as capital or organizational restructurings, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate. These items vary widely in timing, scope and frequency between periods as well as among companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) before income taxes, refer to the "Reconciliations" section in this document.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:
•Net investment gains (losses);
•Revenues related to businesses exited or to be exited through reinsurance or divestment;
•Revenues attributable to noncontrolling interests, which represent the attribution of results from consolidated VIEs or VOEs; and
•Other adjustments that primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section of this document.

Voya Financial	Page 4 of 46

Explanatory Note on Non-GAAP Financial Information
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe that this supplemental information is useful because we use it to analyze our business and it can help investors to understand the main drivers of Adjusted operating earnings before income taxes. The sources of earnings are defined as such:
•Investment spread and other investment income consists of net investment income and net gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.
•Fee-based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), transaction based recordkeeping fees, and fees for subscriptions and services associated with cloud-based benefits software.
•Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges.
•Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses.
•Premium taxes, fees and assessments includes taxes on paid premium, fess associated with business volumes and assessments from insurance departments.
•Net commissions are commissions paid that are not deferred and thus recorded directly to expense.
•DAC/VOBA and other intangibles amortization.
Net Revenue and Adjusted Operating Margin
•    Adjusted operating margin is defined as adjusted operating earnings before income taxes divided by net revenue.
•    Net revenue is the sum of investment spread and other investment income, fee-based margin, and net underwriting gain (loss). Please see the “Reconciliations” section of this document for a reconciliation of net revenue to adjusted operating revenue for each of our segments.
•    We report net revenue and adjusted operating margin for each of our segments, since they provide a meaningful measure for the two primary drivers for adjusted operating earnings – revenue growth and margin expansion.
•    We also report net revenue and adjusted operating margin excluding notable items, such as alternative investment income above or below our long-term expectations. Please see the “Reconciliations” section of this document for a reconciliation of net revenue to net revenues excluding notable items and of Adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.
•    We report net revenue and adjusted operating margin excluding notable items since they provide the main drivers for Adjusted operating earnings before income taxes excluding the effects of items that are not expected to recur at the same level.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 5 of 46

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Net income (loss) available to Voya Financial, Inc.'s common shareholders	98	201	234	118	248	533	471
Per common share (basic)	1.00	2.00	2.29	1.13	2.35	5.32	4.62
Per common share (diluted)	0.98	1.96	2.24	1.10	2.29	5.20	4.31
Adjusted operating earnings: (1)
Before income taxes	230	271	224	202	229	724	715
After income taxes	190	223	185	174	189	598	589
Effective tax rate	17.1%	17.6%	17.2%	13.8%	17.2%	17.4%	17.5%
Per common share (Adjusted diluted)	1.90	2.18	1.77	1.63	1.74	5.84	5.39
Per common share excluding notable items	2.12	2.27	1.88	1.97	2.07	6.26	6.06
Shareholder's equity:
Total Voya Financial, Inc. Common Shareholders' Equity	4,107	3,431	3,541	3,581	2,515	4,107	2,515
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI	5,919	6,014	6,010	5,981	6,048	5,919	6,048
Book value per common share (including AOCI)	42.30	34.66	34.96	34.80	23.93	42.30	23.93
Book value per common share (excluding AOCI) (2)	60.96	60.75	59.33	58.12	57.55	60.96	57.55
Leverage Ratios:
Debt-to-Capital	34.6%	34.2%	33.6%	33.3%	40.1%	34.6%	40.1%
Financial Leverage - excluding AOCI (2)(3)	30.6%	28.0%	28.1%	27.8%	27.8%	30.6%	27.8%
Shares:
Weighted-average common shares outstanding
Basic (4)	98	100	102	104	106	100	102
Dilutive effect of warrants (4)	—	—	—	—	—	—	4
Other dilutive effects (5)	2	2	2	3	3	2	3
Diluted	100	102	105	107	108	102	109
Adjusted Diluted (2)	100	102	105	107	108	102	109
Ending shares outstanding	97	99	101	103	105	97	105
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	149	174	172	158	54	495	216
Dividends to common shareholders	44	40	41	42	42	125	83
Total cash returned to common shareholders	193	214	213	200	96	620	299

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(2) This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 46 of this document.
(3) Financial leverage excluding AOCI of 30.6% reflects the $400 million of debt issued in third quarter of 2024 in anticipation of the $400 million 3.976% Senior Notes maturing on February 15, 2025. Proforma Financial Leverage excluding AOCI is 28.1% including the $400 million debt maturity.

(4) On May 10th, 2023, we issued 9.6 million shares to settle the outstanding warrants issued in connection with our IPO. For the year-to-date ended September 30, 2023, the impact of these issued shares on Diluted shares outstanding is split between Basic and Dilutive effect of warrants due to the mid-year issuance.

(5) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.

Voya Financial	Page 6 of 46

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023

Revenues
Net investment income	506	518	529	522	547	1,553	1,637
Fee income	540	517	513	489	489	1,570	1,427
Premiums	796	790	800	673	682	2,386	2,044
Net gains (losses)	(14)	(4)	43	7	(7)	25	(79)
Other revenues	103	98	88	82	81	289	245
Income (loss) related to consolidated investment entities	25	114	78	46	31	217	255
Total revenues	1,956	2,033	2,051	1,819	1,823	6,040	5,529
Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(938)	(843)	(851)	(804)	(799)	(2,632)	(2,232)
Operating expenses	(775)	(752)	(799)	(773)	(717)	(2,326)	(2,323)
Net amortization of DAC/VOBA	(55)	(56)	(56)	(57)	(57)	(167)	(173)
Interest expense	(29)	(30)	(30)	(30)	(31)	(89)	(102)
Operating expenses related to consolidated investment entities	(43)	(76)	(28)	(53)	(47)	(147)	(123)
Total benefits and expenses	(1,840)	(1,757)	(1,764)	(1,717)	(1,651)	(5,361)	(4,953)
Income (loss) before income taxes	116	276	287	102	172	679	576
Income tax expense (benefit)	18	41	(1)	(17)	(74)	58	(34)
Net income (loss)	98	235	288	119	246	621	610
Less: Net income (loss) attributable to noncontrolling interest and redeemable noncontrolling interest	(16)	30	37	(3)	(16)	51	107
Net income (loss) available to Voya Financial, Inc.	114	205	251	122	262	570	503
Less: Preferred stock dividends	16	4	17	4	14	37	32
Net income (loss) available to Voya Financial, Inc.'s common shareholders	98	201	234	118	248	533	471

Voya Financial	Page 7 of 46

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net gains (losses)	472	489	488	463	489	1,451	1,469
Fee income	536	512	509	487	489	1,556	1,434
Premiums	785	791	797	666	663	2,374	2,007
Other revenue	74	68	69	70	76	211	225
Adjusted operating revenues (1)	1,867	1,860	1,863	1,686	1,717	5,591	5,135

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(845)	(804)	(829)	(715)	(730)	(2,478)	(2,075)
Operating expenses	(702)	(710)	(724)	(694)	(671)	(2,138)	(2,092)
Net amortization of DAC/VOBA	(29)	(29)	(29)	(30)	(29)	(87)	(90)
Interest expense (2)	(46)	(33)	(45)	(33)	(44)	(124)	(128)
Adjusted operating benefits and expenses	(1,622)	(1,576)	(1,629)	(1,471)	(1,475)	(4,828)	(4,385)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	245	284	235	215	242	764	749
Less: Earnings (loss) attributable to Allianz noncontrolling interest	16	13	11	13	14	40	35
Adjusted operating earnings before income taxes (1)	230	271	224	202	229	724	715

Adjusted Operating Revenues and Adjusted Operating Earnings Before Income Taxes by Segment
Adjusted operating revenues
Wealth Solutions	726	730	719	686	702	2,176	2,090
Health Solutions	892	892	905	764	768	2,689	2,317
Investment Management	243	234	234	228	233	711	688
Corporate	6	4	4	9	14	15	39
Adjusted operating revenues (1)	1,867	1,860	1,863	1,686	1,717	5,591	5,135

Adjusted operating earnings before income taxes
Wealth Solutions	211	214	186	147	179	611	485
Health Solutions	23	60	59	44	53	142	271
Investment Management	55	50	42	45	49	147	132
Corporate	(59)	(53)	(63)	(34)	(52)	(175)	(173)
Adjusted operating earnings before income taxes (1)	230	271	224	202	229	724	715

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 8 of 46

Adjusted Operating Earnings Before Income Taxes by Segment

	Three Months Ended September 30, 2024
(in millions USD)	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	427	36	4	5	472
Fee income	280	19	238	—	536
Premiums	—	785	—	—	785
Other revenue	20	52	1	1	74
Adjusted operating revenues (1)	726	892	243	6	1,867

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(210)	(634)	—	—	(845)
Operating expenses	(285)	(226)	(171)	(20)	(702)
Net amortization of DAC/VOBA	(20)	(8)	—	—	(29)
Interest expense (2)	—	—	—	(46)	(46)
Adjusted operating benefits and expenses	(516)	(869)	(171)	(66)	(1,622)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	211	23	72	(60)	245
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	17	(1)	16
Adjusted operating earnings before income taxes (1)	211	23	55	(59)	230

	Three Months Ended September 30, 2023
	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	438	35	7	9	489
Fee income	246	18	224	—	489
Premiums	—	663	—	—	663
Other revenue	18	51	2	5	76
Adjusted operating revenues (1)	702	768	233	14	1,717

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(226)	(504)	—	—	(730)
Operating expenses	(275)	(204)	(170)	(22)	(671)
Net amortization of DAC/VOBA	(22)	(7)	—	—	(29)
Interest expense (2)	—	—	—	(44)	(44)
Adjusted operating benefits and expenses	(524)	(715)	(170)	(66)	(1,475)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	179	53	63	(52)	242
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	14	—	14
Adjusted operating earnings before income taxes (1)	179	53	49	(52)	229

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 9 of 46

Adjusted Operating Earnings Before Income Taxes by Segment

	Nine Months Ended September 30, 2024
(in millions USD)	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	1,307	110	21	13	1,451
Fee income	814	53	689	—	1,556
Premiums	—	2,374	—	—	2,374
Other revenue	55	152	1	2	211
Adjusted operating revenues (1)	2,176	2,689	711	15	5,591

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(640)	(1,839)	—	—	(2,478)
Operating expenses	(864)	(684)	(522)	(69)	(2,138)
Net amortization of DAC/VOBA	(63)	(25)	—	—	(87)
Interest expense (2)	—	—	—	(124)	(124)
Adjusted operating benefits and expenses	(1,566)	(2,547)	(522)	(193)	(4,828)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	611	142	189	(178)	764
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	43	(3)	40
Adjusted operating earnings before income taxes (1)	611	142	147	(175)	724

	Nine Months Ended September 30, 2023
	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	1,318	104	27	21	1,469
Fee income	717	58	659	—	1,434
Premiums	—	2,007	—	—	2,007
Other revenue	55	148	3	18	225
Adjusted operating revenues (1)	2,090	2,317	688	39	5,135

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(671)	(1,404)	—	—	(2,075)
Operating expenses	(867)	(619)	(520)	(85)	(2,092)
Net amortization of DAC/VOBA	(67)	(23)	—	—	(90)
Interest expense (2)	—	—	—	(128)	(128)
Adjusted operating benefits and expenses	(1,605)	(2,047)	(520)	(213)	(4,385)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	485	271	168	(175)	749
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	36	(1)	35
Adjusted operating earnings before income taxes (1)	485	271	132	(173)	715

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 10 of 46

Consolidated Balance Sheets

	Balances as of
(in millions USD)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023
Assets
Total investments	36,094	35,235	35,687	36,600	36,257
Cash and cash equivalents	1,457	1,066	995	937	829
Assets held in separate accounts	103,532	99,147	98,636	93,133	85,491
Premium receivable and reinsurance recoverable, net	11,486	11,574	11,828	11,982	11,765
Short term investments under securities loan agreement and accrued investment income	1,678	1,428	1,435	1,426	1,349
Deferred policy acquisition costs, Value of business acquired	2,173	2,196	2,222	2,250	2,278
Current and deferred income taxes	1,967	2,186	2,193	2,170	2,448
Other assets (1)	3,893	3,959	4,012	3,967	4,217
Assets related to consolidated investment entities	4,653	4,489	4,623	4,620	4,631
Total Assets	166,933	161,280	161,631	157,085	149,265
Liabilities
Future policy benefits and contract owner account balances	47,056	47,231	47,869	48,734	49,506
Liabilities related to separate accounts	103,532	99,147	98,636	93,133	85,491
Payables under securities loan agreements, including collateral held	1,368	1,215	1,220	1,121	1,190
Short-term debt	397	395	393	1	2
Long-term debt	2,103	1,707	1,707	2,097	2,095
Other liabilities (2)	3,294	3,243	3,198	3,327	3,397
Liabilities related to consolidated investment entities	2,601	2,473	2,737	2,619	2,625
Total Liabilities	160,351	155,411	155,760	151,032	144,306
Mezzanine Equity
Allianz noncontrolling interest	198	183	174	175	173
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	1	1	1	1	1
Treasury stock	(604)	(448)	(263)	(56)	(307)
Additional paid-in capital	6,227	6,218	6,187	6,143	6,664
Retained earnings (deficit)	907	855	697	505	302
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	6,531	6,626	6,622	6,593	6,660
Accumulated other comprehensive income	(1,812)	(2,583)	(2,469)	(2,400)	(3,533)
Total Voya Financial, Inc. Shareholders' Equity	4,719	4,043	4,153	4,193	3,127
Noncontrolling interest	1,665	1,643	1,544	1,685	1,659
Total Shareholders' Equity	6,384	5,686	5,697	5,878	4,786
Total Liabilities, Mezzanine Equity and Shareholders' Equity	166,933	161,280	161,631	157,085	149,265

(1) Includes Other assets, Goodwill, and Other intangibles, net.
(2) Includes Other liabilities and Derivatives.

Voya Financial	Page 11 of 46

DAC/VOBA Segment Trends

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Wealth Solutions
Balance as of Beginning-of-Period	1,053	1,059	1,064	1,068	1,075	1,064	1,088
Deferrals of commissions and expenses	15	15	16	16	15	47	47
Amortization	(20)	(21)	(21)	(21)	(22)	(63)	(67)
Balance as of End-of-Period	1,048	1,053	1,059	1,064	1,068	1,048	1,068
Deferred Sales Inducements as of End-of-Period	22	22	22	22	22	22	22

Health Solutions
Balance as of Beginning-of-Period	222	215	211	208	201	211	190
Deferrals of commissions and expenses	16	15	12	12	15	42	42
Amortization	(8)	(8)	(8)	(9)	(7)	(25)	(23)
Balance as of End-of-Period	229	222	215	211	208	229	208

Total
Balance as of Beginning-of-Period	1,275	1,274	1,275	1,276	1,275	1,275	1,279
Deferrals of commissions and expenses	31	30	29	29	30	89	88
Amortization	(29)	(29)	(29)	(30)	(29)	(87)	(90)
Balance as of End-of-Period, excluding businesses exited through reinsurance or divestment	1,277	1,275	1,274	1,275	1,276	1,277	1,276
Balance as of End-of-Period, businesses exited through reinsurance or divestment (1)	896	921	948	975	1,002	896	1,002
Balance as of End-of-Period, including businesses exited through reinsurance or divestment	2,173	2,196	2,222	2,250	2,278	2,173	2,278

(1) Includes DAC and VOBA related to businesses ceded through reinsurance, and an insignificant number of Individual Life and non-Wealth Solutions annuities policies that were not part of the divested businesses.

Voya Financial	Page 12 of 46

Consolidated Capital Structure

	Balances as of
(in millions USD)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023

Financial Debt
Senior bonds	2,149	1,751	1,749	1,747	1,746
Subordinated bonds	349	349	349	349	349
Other debt	2	2	2	2	2
Total Financial Debt	2,500	2,102	2,100	2,098	2,097
Other financial obligations (1)	325	333	309	312	325
Total Financial Obligations	2,825	2,435	2,409	2,410	2,422

Mezzanine Equity
Allianz noncontrolling interest	198	183	174	175	173
Equity
Preferred equity (2)	612	612	612	612	612
Common equity (Excluding AOCI)	5,919	6,014	6,010	5,981	6,048
Total Equity (Excluding AOCI)	6,531	6,626	6,622	6,593	6,660
Accumulated other comprehensive income (AOCI)	(1,812)	(2,583)	(2,469)	(2,400)	(3,533)
Total Voya Financial, Inc. Shareholders' Equity	4,719	4,043	4,153	4,193	3,127
Noncontrolling interest	1,665	1,643	1,544	1,685	1,659
Total Shareholders' Equity	6,384	5,686	5,697	5,878	4,786

Capital
Capitalization (3)	7,219	6,145	6,253	6,291	5,224
Adjusted Capitalization excluding AOCI (4)	11,219	10,887	10,749	10,863	10,914

Leverage Ratios
Debt-to-Capital (5)	34.6%	34.2%	33.6%	33.3%	40.1%
Financial Leverage excluding AOCI (6)(7)	30.6%	28.0%	28.1%	27.8%	27.8%

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax.
(2) Includes Preferred stock par value and additional paid-in-capital.
(3) Includes Total Financial Debt and Total Voya Financial Inc. Shareholders' Equity.
(4) Includes Total Financial Obligations, Mezzanine Equity, and Total Shareholders' Equity excluding AOCI.
(5) Total Financial Debt divided by Capitalization.
(6) Total Financial Obligations and Preferred equity divided by Adjusted Capitalization excluding AOCI. This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 46 of this document.

(7) Financial leverage excluding AOCI of 30.6% reflects the $400 million of debt issued in third quarter of 2024 in anticipation of the $400 million 3.976% Senior Notes maturing on February 15, 2025. Proforma Financial Leverage excluding AOCI is 28.1% including the $400 million debt maturity.

Voya Financial	Page 13 of 46

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of September 30, 2024
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement (2)	Total AUM and AUA
Wealth Solutions (1)	30,052	99,554	102,479	232,085	376,408	608,493
Health Solutions	1,954	17	—	1,972	—	1,972
Investment Management	33,989	29,477	277,054	340,520	51,154	391,674
Eliminations/Other (3)	(32,006)	(25,516)	(12,268)	(69,790)	(42,730)	(112,520)
Total AUM and AUA	33,989	103,532	367,265	504,787	384,832	889,619

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Wealth Solutions Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, Institutional, Stable Value and General Account assets where only advisement, administrative, distribution coverage, relationship management and client servicing, or ancillary services are performed.

(3) Includes eliminations for AUM and AUA in our Wealth and Health segments that are managed by our Investment Management Segment and also reported in their AUM and AUA.

Wealth Solutions

Voya Financial	Page 15 of 46
Wealth Solutions Sources of Adjusted Operating Earnings Before Income Taxes and Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Sources of Adjusted operating earnings before income taxes:
Gross investment income	397	402	403	413	422	1,615	1,711
Investment expenses	(17)	(17)	(17)	(17)	(18)	(68)	(76)
Credited interest	(211)	(210)	(213)	(221)	(223)	(855)	(882)
Net margin	170	175	173	175	181	693	752
Other investment income (1)	64	63	63	60	57	250	226
Investment spread and other investment income, excluding alts/prepays above/below expectations	234	238	236	234	238	942	978
Alternative investment income and prepayment fees above (below) long-term expectations	(21)	(8)	(14)	(39)	(24)	(82)	(121)
Investment spread and other investment income	213	230	222	195	214	860	857
Full Service Fee-based revenue	174	168	162	150	150	654	563
Recordkeeping and other fee-based revenue	122	117	116	113	109	468	430
Total Fee-based margin	296	285	278	262	259	1,121	992
Net underwriting gain (loss) and other revenue	7	2	4	5	2	18	15
Net revenue (2)	516	517	504	462	475	1,999	1,864
Administrative expenses	(219)	(220)	(234)	(236)	(216)	(909)	(918)
Net commissions	(65)	(62)	(62)	(58)	(58)	(247)	(226)
DAC/VOBA and other intangibles amortization	(21)	(21)	(22)	(21)	(23)	(85)	(92)
Adjusted operating earnings before income taxes	211	214	186	147	179	758	630
Adjusted Operating Margin TTM	37.9%	37.1%	35.7%	33.6%	33.8%
Adjusted Operating Margin Excluding Notables TTM	40.4%	39.7%	38.6%	37.3%	37.8%
Full Service Revenue (3)
Full Service Investment spread and other investment income	197	213	205	187	206	801	820
Full Service Fee-based revenue	174	168	162	150	150	654	563
Total Full Service Revenue	370	381	367	336	356	1,454	1,383
Client Assets
Fee-based	520,167	493,994	486,196	457,089	423,118	520,167	423,118
Spread-based (4)	30,052	30,335	30,746	31,327	32,136	30,052	32,136
Investment-only Stable Value	34,744	33,985	34,814	35,188	35,450	34,744	35,450
Retail Client Assets	31,223	29,699	29,492	27,923	25,867	31,223	25,867
Eliminations (5)	(7,693)	(7,446)	(7,387)	(7,208)	(6,998)	(7,693)	(6,998)
Total Client Assets	608,493	580,567	573,861	544,319	509,572	608,493	509,572

(1) Includes investment income on assets backing surplus, investment income on cash balances, and income from policy loans.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Excludes Net underwriting gain (loss) and other revenue.
(4) Spread-based Client Assets include Full Service, as well as proprietary IRA mutual fund product and other guaranteed payout products.
(5) Includes eliminations for certain client assets included in Recordkeeping, Retail, and Investment-only Stable Value to better reflect the asset bases generating revenue.

Voya Financial	Page 16 of 46
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Full Service - Corporate markets
Client Assets, beginning of period	111,254	109,806	102,522	94,059	96,492	94,059	80,126
Transfers / Single deposits	1,617	1,310	1,745	1,630	1,431	6,303	6,147
Recurring deposits	2,812	2,899	3,144	2,430	2,549	11,285	10,094
Total Deposits	4,429	4,210	4,889	4,060	3,980	17,588	16,241
Surrenders, benefits, and product charges	(4,548)	(4,482)	(4,194)	(4,537)	(3,368)	(17,761)	(12,989)
Net Flows	(119)	(272)	695	(477)	612	(173)	3,253
Interest credited and investment performance	6,094	1,720	6,589	8,939	(3,044)	23,342	10,681
Client Assets, end of period - Corporate markets	117,229	111,254	109,806	102,522	94,059	117,229	94,059

Full Service - Tax-exempt markets
Client Assets, beginning of period	87,942	86,801	82,858	79,663	81,906	79,663	73,102
Transfers / Single deposits	744	457	409	453	273	2,063	1,754
Recurring deposits	1,152	1,144	1,111	1,050	1,036	4,457	4,276
Total Deposits	1,897	1,602	1,520	1,502	1,309	6,520	6,031
Surrenders, benefits, and product charges	(1,999)	(1,927)	(2,193)	(4,482)	(1,793)	(10,602)	(7,819)
Net Flows	(103)	(326)	(673)	(2,980)	(484)	(4,081)	(1,788)
Interest credited and investment performance	3,911	1,466	4,616	6,175	(1,758)	16,167	8,350
Client Assets, end of period - Tax-exempt markets	91,750	87,942	86,801	82,858	79,663	91,750	79,663

Full Service - Total
Client Assets, beginning of period	199,196	196,607	185,379	173,723	178,398	173,723	153,228
Transfers / Single deposits	2,361	1,768	2,154	2,083	1,704	8,366	7,902
Recurring deposits	3,965	4,044	4,255	3,480	3,585	15,743	14,371
Total Deposits	6,326	5,811	6,409	5,562	5,289	24,108	22,272
Surrenders, benefits, and product charges	(6,547)	(6,409)	(6,386)	(9,020)	(5,162)	(28,362)	(20,807)
Net Flows	(222)	(597)	22	(3,457)	127	(4,254)	1,464
Interest credited and investment performance	10,005	3,186	11,205	15,114	(4,803)	39,510	19,030
Client Assets, end of period - Full Service Total	208,978	199,196	196,607	185,379	173,723	208,978	173,723

Full Service - Client Assets
Fee-based	179,238	169,180	166,190	154,394	141,947	179,238	141,947
Spread-based	29,740	30,016	30,417	30,985	31,776	29,740	31,776
Client Assets, end of period - Full Service Total	208,978	199,196	196,607	185,379	173,723	208,978	173,723

Voya Financial	Page 17 of 46
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Recordkeeping
Client Assets, beginning of period	319,819	315,134	298,120	276,869	279,669	276,869	241,241
Transfers / Single deposits	3,751	1,295	1,338	2,662	4,683	9,046	12,584
Recurring deposits	5,397	5,820	6,428	4,446	4,964	22,090	19,103
Total Deposits	9,148	7,115	7,766	7,108	9,646	31,137	31,687
Surrenders, benefits, and product charges	(9,372)	(8,143)	(8,077)	(6,352)	(6,653)	(31,944)	(25,574)
Net Flows	(224)	(1,027)	(312)	756	2,993	(807)	6,113
Interest credited and investment performance	16,179	5,712	17,326	20,495	(5,794)	59,713	29,514
Client Assets, end of period - Recordkeeping	335,774	319,819	315,134	298,120	276,869	335,774	276,869

Total Defined Contribution (1)
Client Assets, beginning of period	519,015	511,741	483,499	450,591	458,068	450,591	394,469
Transfers / Single deposits	6,113	3,063	3,492	4,745	6,386	17,412	20,485
Recurring deposits	9,362	9,863	10,682	7,925	8,548	37,833	33,473
Total Deposits	15,474	12,927	14,174	12,670	14,935	55,245	53,959
Surrenders, benefits, and product charges	(15,920)	(14,551)	(14,464)	(15,371)	(11,814)	(60,306)	(46,381)
Net Flows	(445)	(1,625)	(289)	(2,701)	3,120	(5,061)	7,577
Interest credited and investment performance	26,184	8,898	28,531	35,609	(10,596)	99,223	48,546
Client Assets, end of period - Total Defined Contribution	544,753	519,015	511,741	483,499	450,591	544,753	450,591

Defined Contribution Investment-only Stable Value (SV) (2)
Assets, beginning of period	33,985	34,814	35,188	35,450	37,354	35,450	38,944
Transfers / Single deposits	192	97	209	290	90	788	1,193
Recurring deposits	137	94	355	1,232	109	1,818	731
Total Deposits	329	191	564	1,522	199	2,606	1,925
Surrenders, benefits, and product charges	(895)	(1,252)	(1,483)	(2,311)	(2,043)	(5,940)	(5,796)
Net Flows	(566)	(1,061)	(919)	(788)	(1,844)	(3,334)	(3,871)
Interest credited and investment performance	1,325	232	545	526	(60)	2,628	378
Assets, end of period - Defined Contribution Investment-only SV	34,744	33,985	34,814	35,188	35,450	34,744	35,450

Retail Client Assets (3)	31,228	29,704	29,497	27,928	25,872	31,228	25,872
Other Assets (4)	5,462	5,310	5,197	4,912	4,657	5,462	4,657
Eliminations (5)	(7,693)	(7,446)	(7,387)	(7,208)	(6,998)	(7,693)	(6,998)
Total Client Assets	608,493	580,567	573,861	544,319	509,572	608,493	509,572

(1) Total of Full Service and Recordkeeping.
(2) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(3) Includes assets under advisement, which comprise brokerage and investment advisory assets offered through Voya’s registered investment advisors and broker dealers affiliated with VFA as well as proprietary IRA mutual fund product that is distributed by VFA and other non-affiliated advisors.

(4) Includes other guaranteed payout products and Non-qualified Retirement Plans.
(5) Includes eliminations for certain client assets included in Recordkeeping, Retail, and Investment-only stable value to better reflect the asset bases generating revenue.

Health Solutions

Voya Financial	Page 19 of 46
Health Solutions Sources of Adjusted Operating Earnings before income taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Sources of Adjusted operating earnings before income taxes:
Gross investment income	26	26	24	25	25	101	98
Investment expenses	(1)	(1)	(1)	(1)	(1)	(4)	(4)
Credited interest	(12)	(13)	(12)	(12)	(12)	(49)	(48)
Net margin	12	12	11	12	12	47	46
Other investment income	16	15	16	12	14	59	52
Investment spread and other investment income, excluding alts/prepays above/below expectations	28	27	26	24	25	105	96
Alternative investment income and prepayment fees above (below) long-term expectations	(3)	(3)	—	(5)	(2)	(11)	(9)
Investment spread and other investment income	26	24	26	20	23	96	86
Fee-based margin (1)	57	54	59	56	57	226	171
Net underwriting gain (loss) and other revenue	175	223	208	197	184	803	880
Net revenue (2)	257	301	293	272	264	1,123	1,137
Administrative expenses	(130)	(131)	(134)	(131)	(122)	(526)	(445)
Premium taxes, fees and assessments	(47)	(50)	(41)	(37)	(37)	(175)	(136)
Net commissions	(49)	(51)	(51)	(51)	(45)	(202)	(178)
DAC/VOBA and other intangibles amortization	(8)	(8)	(8)	(9)	(7)	(33)	(30)
Adjusted operating earnings before income taxes	23	60	59	44	53	186	349
Adjusted Operating Margin TTM	16.6%	19.1%	23.9%	26.6%	30.6%
Adjusted Operating Margin Excluding Notables TTM	17.4%	20.9%	25.4%	28.1%	32.2%
Group life:
Premiums	165	173	168	152	150	658	615
Benefits	(119)	(138)	(136)	(122)	(118)	(515)	(511)
Other (3)	(2)	(3)	(3)	(2)	(4)	(9)	(10)
Total Group life	44	33	29	28	29	134	96
Group life Loss Ratio (interest adjusted) (4)	71.9%	79.3%	81.0%	80.5%	78.4%	78.2%	83.0%
Group Stop loss:
Premiums	453	452	454	368	368	1,727	1,399
Benefits	(424)	(376)	(382)	(281)	(307)	(1,463)	(1,009)
Other (3)	(2)	(1)	(2)	(2)	(10)	(7)	(13)
Total Group Stop loss	28	74	70	85	51	257	377
Stop loss Loss Ratio	93.4%	83.2%	84.2%	76.4%	83.3%	84.7%	72.1%
Voluntary Benefits, Disability, and Other(4)	103	115	109	84	104	411	411
Net underwriting gain (loss) and other revenue
Premiums	804	812	810	689	692	3,115	2,695
Benefits	(625)	(592)	(597)	(487)	(494)	(2,301)	(1,787)
Other (3)(4)	(4)	3	(4)	(6)	(14)	(11)	(27)
Total Net underwriting gain (loss) and other revenue	175	223	208	197	184	803	880
Total Aggregate Loss Ratio	77.7%	72.9%	73.8%	70.7%	71.4%	73.9%	66.3%
Total Aggregate Loss Ratio TTM	73.9%	72.3%	69.5%	67.2%	66.3%
(1) Includes fees for subscriptions and services associated with cloud-based benefits software and Health Account Solutions products.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.
(4) The second quarter of 2024 includes a $7 million decrease to a dividend liability associated with a block of participating whole life business.

Voya Financial	Page 20 of 46
Quarterly Loss Ratio Development for Group Stop Loss

	Estimated Ultimate Loss Ratio as of
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
2024 Stop Loss Policy Year Development
January Business	86%	81%	81%	—%	—%	—%	—%	—%	—%	—%	—%
Non-January Business	80%	81%	81%	—%	—%	—%	—%	—%	—%	—%	—%
Total 2024 Policy Year	86%	81%	81%	—%	—%	—%	—%	—%	—%	—%	—%

2023 Stop Loss Policy Year Development
January Business	80%	80%	80%	79%	79%	75%	78%	—%	—%	—%	—%
Non-January Business	83%	81%	79%	77%	77%	78%	78%	—%	—%	—%	—%
Total 2023 Policy Year	81%	80%	80%	79%	78%	75%	78%	—%	—%	—%	—%

2022 Stop Loss Policy Year Development
January Business	71%	71%	71%	71%	71%	71%	74%	77%	79%	80%	80%
Non-January Business	68%	68%	67%	68%	71%	72%	76%	78%	78%	79%	79%
Total 2022 Policy Year	70%	71%	71%	71%	71%	72%	74%	77%	79%	80%	80%

Reported Loss Ratio for Stop Loss	93%	83%	84%	76%	83%	63%	70%	72%	76%	79%	76%

Voya Financial	Page 21 of 46
Health Solutions Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Sales by Product Line:
Group life and Disability	11	18	130	14	4	173	145
Stop loss	35	23	537	25	67	620	455
Voluntary and Other (1)	17	38	142	11	12	208	158
Total sales by product line	63	78	809	50	83	1,000	759

Total gross premiums and deposits	900	904	900	766	762	3,470	2,975

Annualized In-force Premiums and Fees by Product Line:
Group life and Disability	978	996	989	905	917	978	917
Stop loss	1,837	1,845	1,839	1,500	1,490	1,837	1,490
Voluntary and Other (1)	1,050	1,030	1,033	926	936	1,050	936
Total annualized in-force premiums and fees by product line	3,864	3,870	3,861	3,331	3,343	3,864	3,343

Assets Under Management by Fund Group:
General account	1,954	1,921	1,843	1,817	1,854	1,954	1,854
Separate account	17	17	17	16	15	17	15
Total AUM	1,972	1,938	1,860	1,833	1,869	1,972	1,869

(1) Includes benefit administration annual recurring revenue and Health Account Solutions products.

Investment Management

Voya Financial	Page 23 of 46
Investment Management Sources of Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Sources of Adjusted operating earnings before income taxes:
Investment capital and other investment income, excluding alts/prepays above/below expectations	9	9	10	9	9	37	34
Alternative investment income and prepayment fees above (below) long-term expectations	(5)	(1)	(1)	(2)	(2)	(9)	(9)
Investment spread and other investment income	4	8	9	6	7	27	25
Fee-based margin (1)	239	226	226	221	226	912	877
Net revenue (2)	243	234	234	228	233	939	903
Administrative expenses (3)	(171)	(169)	(181)	(170)	(170)	(691)	(677)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	72	64	53	57	63	246	225
Adjusted Operating Margin TTM	26.3%	25.6%	25.7%	24.6%	24.9%
Adjusted Operating Margin Excluding Notables TTM	26.9%	26.2%	26.1%	24.9%	25.5%
Fee-based margin (1)
Investment advisory and administrative revenue	238	225	227	222	224	912	867
Other fee-based margin	1	1	(1)	—	2	1	9
Fee-based margin	239	226	226	221	226	912	877

Reconciliation to Adjusted operating earnings before income taxes
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	72	64	53	57	63	246	225
Less: Earnings (loss) attributable to Allianz noncontrolling interest	17	14	12	13	14	56	51
Adjusted operating earnings before income taxes	55	50	42	45	49	192	174

(1) Includes mutual fund third party distribution revenues which are reported net of distribution expenses, consistent with the U.S. GAAP presentation.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes expenses attributable to investment capital results above (below) long-term expectations.

Voya Financial	Page 24 of 46
Investment Management Analysis of AUM and AUA

	Three Months Ended or as of					Twelve Months Ended or As of
(in millions USD)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Client Assets:
External Clients
Institutional	158,288	152,165	148,489	148,722	147,904	158,288	147,904
Retail (1)	148,243	150,341	148,710	138,239	128,120	148,243	128,120
Subtotal External Clients	306,531	302,506	297,199	286,961	276,024	306,531	276,024
General Account	33,989	33,884	34,138	34,740	35,792	33,989	35,792
Total Client Assets (AUM)	340,520	336,390	331,337	321,701	311,816	340,520	311,816
Assets under Advisement and Administration (AUA) (1)	51,154	52,678	52,942	56,043	55,066	51,154	55,066
Total AUM and AUA	391,674	389,068	384,278	377,744	366,882	391,674	366,882

Investment Advisory and Administrative Revenues (2)
External Clients
Institutional	90	86	85	87	90	348	363
Retail	126	118	120	112	111	476	408
Subtotal External Clients	216	204	205	199	201	824	771
General Account	17	17	18	18	19	70	78
Total Investment Advisory and Administrative Revenues (AUM)	234	221	223	217	219	895	848
Administration Only Fees	4	4	4	5	5	17	20
Total Investment Advisory and Administrative Revenues	238	225	227	222	224	912	867

Revenue Yield (bps) (2)
External Clients
Institutional	23.3	23.0	22.9	23.9	23.5	23.3	22.7
Retail	33.5	32.8	33.4	34.1	33.7	33.3	32.1
Revenue Yield on External Clients	28.3	27.9	28.1	28.7	28.2	28.2	26.9
General Account	20.2	20.2	20.3	20.3	20.6	20.2	20.8
Revenue Yield on Client Assets (AUM)	27.5	27.1	27.2	27.8	27.4	27.4	26.2
Revenue Yield on Advisement and Administrative Only Assets (AUA)	3.3	2.7	3.1	3.4	3.2	3.1	3.5
Total Revenue Yield on AUM and AUA (bps)	24.3	23.8	23.8	24.1	23.7	24.0	22.9

Revenue Yield on Client Assets (AUM) TTM	27.4	27.2	27.1	26.8	26.2	27.4	26.2

(1) Retail AUM includes a reclassification as of January 1st, 2024 of $3.6 billion from certain separately managed accounts previously reported as AUA for which Investment Management retains discretion on asset allocation and manager selection.

(2) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.

Voya Financial	Page 25 of 46
Investment Management Account Rollforward by Source

	Three Months Ended or as of					Twelve Months Ended or As of
(in millions USD)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Institutional AUM:
Beginning of period AUM	152,165	148,489	148,722	147,904	156,435	147,904	160,720
Inflows	7,341	8,766	4,854	4,197	4,258	25,158	23,157
Outflows	(5,566)	(5,632)	(6,080)	(9,588)	(9,620)	(26,866)	(32,901)
Net flows - Institutional	1,775	3,134	(1,225)	(5,390)	(5,361)	(1,706)	(9,744)
Change in Market Value	4,814	1,135	1,874	8,269	(2,178)	16,092	8,163
Other (Including Acquisitions / Divestitures)	(466)	(594)	(881)	(2,060)	(991)	(4,001)	(11,234)
End of period AUM - Institutional	158,288	152,165	148,489	148,722	147,904	158,288	147,904
Organic Growth (Net Flows/Beginning of period AUM)	1.2%	2.1%	-0.8%	-3.6%	-3.4%	-1.2%	-6.1%
Market Growth %	3.2%	0.8%	1.3%	5.6%	-1.4%	10.9%	5.1%
Retail AUM:
Beginning of period AUM	150,341	148,710	138,239	128,120	131,391	128,120	118,016
Inflows	11,013	9,745	9,282	8,409	9,138	38,449	32,596
Outflows	(8,952)	(8,106)	(7,482)	(8,444)	(8,093)	(32,984)	(31,285)
Net flows - Retail (1)	2,060	1,640	1,800	(36)	1,046	5,464	1,312
Net Money Market Flows	65	66	(29)	190	56	292	135
Change in Market Value	3,604	1,022	6,491	10,935	(3,369)	22,052	11,118
Net Flows from Divested Businesses (2)	(7,404)	(623)	(651)	(536)	(490)	(9,214)	(2,018)
Other (Including Acquisitions / Divestitures) (3)	(424)	(474)	2,860	(435)	(513)	1,527	(441)
End of period AUM - Retail	148,243	150,341	148,710	138,239	128,120	148,243	128,120
Retail Organic Growth excluding Net Flows from Divested Businesses (Net Flows / Beginning of period AUM)	1.4%	1.1%	1.3%	—%	0.8%	4.3%	1.1%
Market Growth %	2.4%	0.6%	4.7%	8.5%	-2.6%	17.2%	9.4%
Net Flows:
Institutional Net Flows	1,775	3,134	(1,225)	(5,390)	(5,361)	(1,706)	(9,744)
Retail Net Flows	2,060	1,640	1,800	(36)	1,046	5,464	1,312
Net Flows from Divested Businesses	(7,404)	(623)	(651)	(536)	(490)	(9,214)	(2,018)
Total Net Flows	(3,569)	4,151	(76)	(5,962)	(4,806)	(5,456)	(10,452)
Net Flows excluding Net Flows from Divested Businesses	3,835	4,774	574	(5,426)	(4,316)	3,757	(8,433)
Total External Clients Organic Growth (Net Flows excluding Divested Businesses / Beginning period AUM)	1.3%	1.6%	0.2%	-2.0%	-1.5%	1.4%	-3.0%

(1) Includes reinvested dividends on a prospective basis effective January 1st, 2024.
(2) In the third quarter of 2024, Net Flows from Divested Businesses primarily reflect the out-flow of assets associated with a legacy partnership as expected.
(3) Includes a reclassification as of January 1st, 2024 of $3.6 billion from certain separately managed accounts previously reported as AUA for which Investment Management retains discretion on asset allocation and manager selection.

Voya Financial	Page 26 of 46
Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023
Institutional
Equity	23,662	23,433	23,650	22,789	21,164
Fixed Income - Public	56,276	51,976	48,913	49,128	49,486
Fixed Income - Privates	65,126	63,800	63,037	63,899	64,516
Alternatives	13,224	12,955	12,890	12,907	12,738
Money Market	—	—	—	—	—
Total	158,288	152,165	148,489	148,722	147,904

Retail
Equity	74,186	77,870	77,207	68,711	62,420
Fixed Income - Public	69,648	68,234	67,493	65,612	62,126
Fixed Income - Privates	351	365	366	365	396
Alternatives	1,739	1,633	1,457	1,368	1,217
Money Market	2,319	2,239	2,187	2,183	1,961
Total	148,243	150,341	148,710	138,239	128,120

General Account
Equity	135	129	129	129	226
Fixed Income - Public	16,926	17,198	17,344	17,815	18,181
Fixed Income - Privates	14,500	14,533	14,463	14,634	14,976
Alternatives	1,686	1,598	1,675	1,707	1,815
Money Market	742	426	527	456	593
Total	33,989	33,884	34,138	34,740	35,792

Combined Asset Type
Equity	97,983	101,433	100,986	91,628	83,810
Fixed Income - Public	142,850	137,408	133,750	132,554	129,794
Fixed Income - Privates	79,976	78,698	77,866	78,898	79,887
Alternatives	16,649	16,186	16,021	15,981	15,770
Money Market	3,061	2,665	2,714	2,639	2,554
Total	340,520	336,390	331,337	321,701	311,816

Total Private and Alternative Assets	96,625	94,885	93,887	94,879	95,657
% of Private and Alternative Assets / Total AUM	28.4%	28.2%	28.3%	29.5%	30.7%

Corporate

Voya Financial	Page 28 of 46

Corporate Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Interest expense (excluding Preferred stock dividends) (1)	(29)	(29)	(29)	(29)	(30)	(116)	(129)
Preferred stock dividends	(16)	(4)	(17)	(4)	(14)	(41)	(36)
Pension expense (2)	(12)	(12)	(12)	(11)	(11)	(47)	(44)
Other (3)	(3)	(9)	(6)	11	3	(7)	(26)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	(60)	(54)	(64)	(33)	(52)	(211)	(235)
Less: Earnings (loss) attributable to Allianz noncontrolling interest	(1)	(1)	(1)	1	—	(2)	(3)
Adjusted operating earnings before income taxes	(59)	(53)	(63)	(34)	(52)	(209)	(232)

(1) Includes other operating expenses related to financing agreements.
(2) Pension expense includes service costs for our qualified defined benefit pension plan and service and interest costs for our non-qualified defined benefit pension plan, but excludes the estimated return on plan assets net of interest costs for our qualified defined benefit pension plan as well as net actuarial gains (losses) related to all of our pension plans and other post retirement plans, which includes actuarial gains and (losses) as a result of differences between actual and expected experience on plan assets or projected benefit obligations.

(3) Other primarily includes changes in incentive compensation accruals for above (below) target performance, corporate insurance costs, investment income on assets backing surplus in excess of amounts held at the segment level, and certain corporate expenses that are either short duration projects or other items not expected to recur at the same level.

Net Revenue, Adjusted Operating Margin,
Administrative Expenses, and Adjusted Operating Return on Capital

Voya Financial	Page 30 of 46
Net Revenue and Adjusted Operating Margin

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Net Revenue Excluding Notable Items
Wealth Solutions
Investment spread and other investment income	234	238	236	234	238	942	978
Fee-based margin	296	285	278	262	259	1,121	992
Net underwriting gain (loss) and other revenue	7	2	4	5	2	18	15
Wealth Solutions Net Revenue	537	525	517	502	499	2,081	1,985
Health Solutions
Investment spread and other investment income	28	27	26	24	25	105	96
Fee-based margin	57	54	59	56	57	226	171
Net underwriting gain (loss) and other revenue	175	223	208	197	200	803	896
Health Solutions Net Revenue	260	304	293	277	283	1,134	1,165
Investment Management
Investment capital and other investment income	9	9	10	9	9	37	34
Fee-based margin	239	226	226	221	226	912	877
Investment Management Net Revenue	248	234	236	230	235	948	912
Total Net Revenue Excluding Notable Items (1)	1,045	1,063	1,045	1,008	1,016	4,163	4,061
Adjusted Operating Earnings Excluding Notable Items
Wealth Solutions	232	222	200	187	202	841	751
Health Solutions	26	63	60	48	71	197	376
Investment Management	76	65	54	60	66	255	233
Total Adjusted Operating Earnings Excluding Corporate and Notable Items (1)	334	350	313	295	339	1,293	1,360
Corporate	(60)	(54)	(64)	(33)	(52)	(211)	(235)
Total Adjusted operating earnings Excluding Notable Items, including Allianz noncontrolling interest	274	296	249	261	287	1,081	1,125
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items	16	13	11	13	14	53	48
Total Adjusted Operating Earnings Excluding Notable Items (1)	258	283	238	248	273	1,027	1,076
Adjusted Operating Margin Excluding Notable Items
Wealth Solutions	43.1%	42.3%	38.6%	37.2%	40.5%	40.4%	37.8%
Health Solutions	9.9%	20.8%	20.4%	17.5%	25.2%	17.4%	32.2%
Investment Management	30.6%	27.8%	22.9%	25.9%	27.9%	26.9%	25.5%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	31.9%	32.9%	30.0%	29.2%	33.3%	31.0%	33.4%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	26.2%	27.8%	23.8%	25.9%	28.2%	25.9%	27.7%
Adjusted Operating Margin Excluding Notable Items TTM
Wealth Solutions	40.4%	39.7%	38.6%	37.3%	37.8%
Health Solutions	17.4%	20.9%	25.4%	28.1%	32.2%
Investment Management	26.9%	26.2%	26.1%	24.9%	25.5%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	31.0%	31.4%	32.0%	31.8%	33.4%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	25.9%	26.5%	27.1%	26.8%	27.7%

(1) Refer to the “Reconciliations” section for a reconciliation of net revenue to net revenues excluding notable items and of adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.

Voya Financial	Page 31 of 46
Administrative Expenses

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Wealth Solutions	(219)	(220)	(234)	(236)	(216)	(909)	(918)
Health Solutions	(130)	(131)	(134)	(131)	(122)	(526)	(445)
Investment Management	(171)	(169)	(181)	(170)	(170)	(691)	(677)
Total Administrative Expenses (1)	(520)	(520)	(549)	(537)	(508)	(2,126)	(2,040)

(1) Excludes certain expenses reported in Corporate related to changes in incentive compensation accruals for above (below) target performance, pension expense, and certain corporate expenses that are either short duration projects or expenses not expected to recur at the same level.

Voya Financial	Page 32 of 46
Adjusted Operating Return on Allocated Capital

	Twelve Months Ended
(in millions USD, unless otherwise indicated)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023
Wealth Solutions
Adjusted operating earnings before income taxes - before interest	758	726	686	632	630
Income tax expense	104	98	90	79	80
Adjusted Operating Earnings - before interest and after income taxes	654	628	596	553	550
Adjusted Operating effective tax rate (1)	14.3%	14.5%	13.5%	11.9%	13.5%
Adjusted Operating effective tax rate TTM	13.7%	13.4%	13.1%	12.5%	12.7%
Average Capital	3,402	3,413	3,441	3,496	3,557
Ending Capital (2)	3,445	3,401	3,360	3,395	3,460
Adjusted Return on Capital	19.2%	18.4%	17.3%	15.8%	15.4%

Health Solutions
Adjusted operating earnings before income taxes - before interest	186	216	280	315	349
Income tax expense	39	45	59	66	73
Adjusted Operating Earnings - before interest and after income taxes	147	171	221	249	275
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	1,222	1,220	1,228	1,172	1,039
Ending Capital (2)	1,267	1,268	1,219	1,153	1,230
Adjusted Return on Capital	12.0%	14.0%	18.0%	21.2%	26.5%

Investment Management
Adjusted operating earnings before income taxes - before interest	192	186	185	177	174
Income tax expense	40	39	39	37	37
Adjusted Operating Earnings - before interest and after income taxes	152	147	146	140	137
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	834	824	817	809	800
Ending Capital (2)	843	841	828	847	798
Adjusted Return on Capital	18.1%	17.8%	17.9%	17.3%	17.2%

(1) We assume a 21% tax rate on segment Adjusted operating earnings, less the estimated benefit of the dividends received deduction and tax credits in our Wealth Solutions segment.
(2) Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences.

Investment Information

Voya Financial	Page 34 of 46
Portfolio Results GAAP Book Value, Gross Investment Income, and Earned Rate by Asset Class

	Three Months Ended or As of								Year-to-Date or As of
(in millions USD)	9/30/2024				6/30/2024				9/30/2024
Invested Assets
Book Values, Gross investment income and Earned rate (1)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)
Public corporate	10,117	28.0%	131	5.1%	10,436	29.0%	133	5.1%	10,117	28.0%	396	5.0%
Private credit	7,897	22.0%	91	4.7%	7,843	21.0%	91	4.7%	7,897	22.0%	272	4.7%
Securitized (2)(3)	10,271	28.0%	156	6.2%	9,924	27.0%	148	6.2%	10,271	28.0%	453	6.2%
Commercial mortgage loans	4,822	13.0%	58	4.8%	4,976	14.0%	59	4.8%	4,822	13.0%	177	4.8%
Municipals	705	2.0%	7	3.9%	731	2.0%	6	3.4%	705	2.0%	20	3.5%
Short-term / Treasury	389	1.0%	4	4.3%	399	1.0%	5	4.4%	389	1.0%	13	4.3%
Equity securities	182	—%	3	7.2%	176	—%	3	7.5%	182	—%	9	6.8%
Policy loans	390	1.0%	5	5.6%	346	1.0%	4	5.0%	390	1.0%	15	5.3%
Derivatives	(6)	—%	2	N/A	(6)	—%	3	N/A	(6)	—%	7	N/A
Book Values and Gross Investment Income before variable components	34,766	95.0%	456	5.3%	34,825	95.0%	453	5.3%	34,766	95.0%	1,363	5.3%

Book Values and Gross Investment Income on variable components
Limited partnership	1,777	5.0%	22	5.1%	1,768	5.0%	37	8.7%	1,777	5.0%	89	7.0%
Prepayment / Other fee income	N/A	—%	2	—%	N/A	N/A	1	—%	N/A	—%	6	—%
Book Values and Gross Investment Income (variable)	1,777	5.0%	24	—%	1,768	5.0%	37	—%	1,777	5.0%	95	—%
Total Book Values and Gross Investment Income reflected in Adjusted Operating Earnings	36,544	100.0%	480	5.3%	36,593	100.0%	490	5.5%	36,544	100.0%	1,457	5.4%

(1) Table represents annualized yield for Voya's General Account assets. Investment results related to businesses exited through reinsurance or divestment, and other miscellaneous items are excluded.
(2) Includes operating investment income from CMO-B portfolio assets, including derivatives.
(3) For CMO-B securities subject to the fair value option, operating investment income is determined by applying the prospective cash flow yield. Other income attributable to market value changes are excluded.

Voya Financial	Page 35 of 46
Portfolio Results Statutory Carrying Values by Asset Class and NAIC Ratings

	Three Months Ended or As of (1)
(in millions USD)	6/30/2024		03/31/2024		12/31/2023		09/30/2023
Statutory Carrying Value	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %
Public corporate	10,563	29.0%	10,688	29.0%	11,003	30.0%	11,196	29.0%
Private credit	7,695	21.0%	7,690	21.0%	7,770	21.0%	7,981	21.0%
Securitized	9,831	27.0%	9,700	27.0%	9,889	27.0%	10,035	26.0%
Municipals	731	2.0%	773	2.0%	859	2.0%	862	2.0%
Short-term / Treasury	452	1.0%	556	2.0%	624	2.0%	772	2.0%
Total Fixed maturities	29,272	81.0%	29,406	81.0%	30,144	81.0%	30,846	81.0%
Commercial mortgage loans	4,971	14.0%	5,088	14.0%	5,186	14.0%	5,336	14.0%
Limited partnership	1,768	5.0%	1,740	5.0%	1,662	4.0%	1,625	4.0%
Equity securities	290	1.0%	275	1.0%	278	1.0%	396	1.0%
Total	36,302	100.0%	36,509	100.0%	37,270	100.0%	38,204	100.0%

NAIC Ratings
Fixed Maturities:
NAIC 1	15,525	53.0%	15,560	53.0%	15,928	53.0%	16,226	53.0%
NAIC 2	12,493	43.0%	12,650	43.0%	12,927	43.0%	13,335	43.0%
NAIC 3 and below	1,254	4.0%	1,196	4.0%	1,289	4.0%	1,285	4.0%
Total Fixed maturities	29,272	100.0%	29,406	100.0%	30,144	100.0%	30,846	100.0%

Commercial Mortgage Loans:
CML 1	3,667	74.0%	3,712	73.0%	3,714	72.0%	3,793	71.0%
CML 2	992	20.0%	971	19.0%	1,066	21.0%	1,117	21.0%
CML 3 and below	313	6.0%	405	8.0%	406	8.0%	426	8.0%
Total Commercial mortgage loans	4,971	100.0%	5,088	100.0%	5,186	100.0%	5,336	100.0%

(1) Presented one quarter in arrears based on the timing of our statutory filings.

Voya Financial	Page 36 of 46
Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Wealth Solutions
Average alternative investments	1,558	1,536	1,459	1,537	1,613	1,518	1,629
Alternative investment income	20	34	24	4	21	78	62
Health Solutions
Average alternative investments	212	220	243	171	199	225	168
Alternative investment income	3	2	6	—	3	11	8
Investment Management
Average alternative investments	347	349	312	318	326	336	323
Alternative investment income	3	7	6	5	5	16	22

Voya Financial	Page 37 of 46
Alternative Income and Prepayments Above (Below) Long-Term Expectations

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Alternative Income Above (Below) Long-Term Expectations (1)
Wealth Solutions	(14)	—	(9)	(31)	(16)	(54)	(90)
Health Solutions	(3)	(3)	—	(5)	(2)	(11)	(9)
Investment Management	(5)	(1)	(1)	(2)	(2)	(9)	(9)
Total	(22)	(4)	(10)	(38)	(20)	(74)	(108)

Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(7)	(8)	(5)	(8)	(8)	(28)	(31)
Health Solutions	—	—	—	—	—	—	—
Investment Management	—	—	—	—	—	—	—
Total	(7)	(8)	(5)	(8)	(8)	(28)	(31)

Alternative Income and Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(21)	(8)	(14)	(39)	(24)	(82)	(121)
Health Solutions	(3)	(3)	—	(5)	(2)	(11)	(9)
Investment Management	(5)	(1)	(1)	(2)	(2)	(9)	(9)
Total	(29)	(12)	(15)	(46)	(28)	(102)	(139)

(1) Amount by which Investment income from alternative investments and prepayment fees exceeds or is less than our long-term expectation. Long-term expectation for alternative investments is a 9% annual return, which for the trailing twelve months ended September 30, 2024 and 2023 was approximately $188 million and $190 million, respectively, pre-tax and before variable compensation. Long-term expectation for prepayment fees is a 10 basis point annual contribution to yield, which for the trailing twelve months ended September 30, 2024 and 2023 was approximately $36 million and $37 million, respectively, pre-tax and before variable compensation.

Reconciliations

Voya Financial	Page 39 of 46
Reconciliation of Adjusted Operating Earnings Before Income Taxes and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions USD, except per share)	9/30/2024			6/30/2024			3/31/2024			12/31/2023			9/30/2023
	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)
Income (loss) available to Voya Financial, Inc.'s common shareholders		98	0.98		201	1.96		234	2.24		118	1.10		248	2.29
Plus: Net income (loss) attributable to noncontrolling interests		(16)	(0.16)		30	0.29		37	0.35		(3)	(0.03)		(16)	(0.14)
Less: Preferred stock dividends		(16)	(0.17)		(4)	(0.04)		(17)	(0.16)		(4)	(0.04)		(14)	(0.13)
Income (loss)	116	98	0.99	276	235	2.29	287	288	2.75	102	119	1.11	172	246	2.28
Less:
Net investment gains (losses) (3)	(33)	(26)	(0.26)	20	16	0.16	63	50	0.48	(10)	(8)	(0.08)	42	43	0.40
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (4)	(52)	(41)	(0.41)	(37)	(29)	(0.28)	(32)	13	0.12	(60)	(38)	(0.36)	(68)	38	0.35
Net income (loss) attributable to noncontrolling interests	(16)	(16)	(0.16)	30	30	0.29	37	37	0.35	(3)	(3)	(0.03)	(16)	(16)	(0.14)
Dividend payments made to preferred shareholders	16	16	0.17	4	4	0.04	17	17	0.16	4	4	0.04	14	14	0.13
Other adjustments (5)	(28)	(25)	(0.25)	(12)	(9)	(0.09)	(22)	(14)	(0.13)	(30)	(10)	(0.09)	(28)	(21)	(0.19)
Adjusted operating earnings	230	190	1.90	271	223	2.18	224	185	1.77	202	174	1.63	229	189	1.74
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation	(28)	(22)	(0.22)	(12)	(10)	(0.09)	(15)	(12)	(0.11)	(46)	(36)	(0.34)	(29)	(23)	(0.21)
Other (6)	—	—	—	—	—	—	—	—	—	—	—	—	(16)	(13)	(0.12)
Adjusted operating earnings excluding notable items	258	212	2.12	283	232	2.27	238	197	1.88	248	210	1.97	273	224	2.07

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Net investment gains includes a $45 million revaluation gain on the Voya India investment for the three months ended September 30, 2023. There was no tax expense associated with this gain.
(4) Includes tax benefits of $38 million and $92 million related to a divested business for the three months ended March 31, 2024 and September 30, 2023, respectively.
(5) Primarily consists of acquisition and integration costs associated with the Allianz Global Investors and Benefitfocus transactions and amortization of acquisition-related intangible assets. For the three months ended September 30, 2024 also includes $7 million, after-tax, of severance costs. For the three months ended December 31, 2023, also includes $20 million, after-tax, of severance costs and a $17 million, after-tax, net favorable adjustment to certain acquisition-related assets and liabilities.

(6) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 40 of 46
Reconciliation of Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Nine months ended
(in millions USD, except per share)	9/30/2024			9/30/2023
	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)
Income (loss) available to Voya Financial, Inc.'s common shareholders		533	5.20		471	4.31
Plus: Net income (loss) attributable to noncontrolling interests		51	0.49		107	0.98
Less: Preferred stock dividends		(37)	(0.36)		(32)	(0.29)
Income (loss)	679	621	6.06	576	610	5.59
Less:
Net investment gains (losses) (3)	50	40	0.39	(4)	6	0.06
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (4)	(121)	(57)	(0.56)	(122)	(5)	(0.05)
Net income (loss) attributable to noncontrolling interests	51	51	0.49	107	107	0.98
Dividend payments made to preferred shareholders	37	37	0.36	32	32	0.29
Other adjustments (5)	(63)	(48)	(0.47)	(150)	(118)	(1.08)
Adjusted operating earnings	724	598	5.84	715	589	5.39
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation	(55)	(43)	(0.42)	(77)	(61)	(0.55)
Other (6)	—	—	—	(16)	(13)	(0.12)
Adjusted operating earnings excluding notable items	779	642	6.26	807	663	6.06

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Net investment gains include a $45 million revaluation gain on the Voya India investment for the nine months ended September 30, 2023. There was no tax expense associated with this gain.
(4) Includes tax benefits of $38 million and $92 million related to a divested business for the nine months ended September 30, 2024 and 2023, respectively.
(5) Primarily consists of acquisition and integration costs associated with the Allianz Global Investors and Benefitfocus transactions and amortization of acquisition-related intangible assets. For the nine months ended September 30, 2024 also includes $7 million, after-tax, of severance costs. For the nine months ended September 30, 2023, also includes $13 million, after-tax, impairment related to a vacated leased building.

(6) In 2023, includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 41 of 46
Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Total revenues	1,956	2,033	2,051	1,819	1,823	6,040	5,529
Less:
Net investment gains (losses)	(33)	16	47	(23)	40	30	(21)
Revenues (losses) related to businesses exited or to be exited through reinsurance or divestment	52	13	24	60	21	89	53
Revenues (loss) attributable to noncontrolling interests	19	102	65	37	22	186	211
Other adjustments	50	42	52	59	24	144	152
Total adjusted operating revenues	1,867	1,860	1,863	1,686	1,717	5,591	5,135

Adjusted operating revenues by segment
Wealth Solutions	726	730	719	686	702	2,176	2,090
Health Solutions	892	892	905	764	768	2,689	2,317
Investment Management	243	234	234	228	233	711	688
Corporate	6	4	4	9	14	15	39
Total adjusted operating revenues	1,867	1,860	1,863	1,686	1,717	5,591	5,135

Voya Financial	Page 42 of 46
Wealth Solutions and Health Solutions Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Wealth Solutions
Adjusted operating revenues	page 8	726	730	719	686	702	2,861	2,760
Interest credited and other benefits to contract owners/policyholders		(210)	(213)	(216)	(223)	(226)	(862)	(896)
Net revenue	page 15	516	517	504	462	475	1,999	1,864
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(21)	(8)	(14)	(39)	(24)	(82)	(121)
Net revenue excluding notable items	page 30	537	525	517	502	499	2,081	1,985
Health Solutions
Adjusted operating revenues	page 8	892	892	905	764	768	3,453	2,966
Interest credited and other benefits to contract owners/policyholders		(634)	(591)	(613)	(491)	(504)	(2,329)	(1,828)
Net revenue	page 19	257	301	293	272	264	1,123	1,137
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(3)	(3)	—	(5)	(2)	(11)	(9)
Other adjustments to net underwriting gain (loss) and other revenue (1)		—	—	—	—	(16)	—	(16)
Net revenue excluding notable items	page 30	260	304	293	277	283	1,134	1,165

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 43 of 46
Investment Management and Consolidated Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Investment Management
Adjusted operating revenues	page 8	243	234	234	228	233	939	903
Net revenue	page 23	243	234	234	228	233	939	903
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(5)	(1)	(1)	(2)	(2)	(9)	(9)
Net revenue excluding notable items	page 30	248	234	236	230	235	948	912
Consolidated
Total Adjusted operating revenues	page 8	1,867	1,860	1,863	1,686	1,717	7,276	6,682
Interest credited and other benefits to contract owners/policyholders		(845)	(804)	(829)	(715)	(730)	(3,193)	(2,723)
Corporate Adjusted operating revenues (1)		(6)	(4)	(4)	(9)	(14)	(23)	(55)
Net revenue	pages 15/19/23	1,016	1,051	1,031	962	972	4,061	3,904
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(29)	(12)	(15)	(46)	(28)	(102)	(139)
Other adjustments (2)		—	—	—	—	(16)	—	(16)
Net revenue excluding notable items	page 30	1,045	1,063	1,045	1,008	1,016	4,163	4,061

(1) Includes primarily TSA Revenue and investment income on assets backing surplus in excess of amounts held at the segment level.
(2) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 44 of 46
Reconciliation of Adjusted Operating Earnings Before Income Taxes Excluding Notable Items by Segment

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Wealth Solutions
Adjusted operating earnings before income taxes	page 15	211	214	186	147	179	758	630
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation		(21)	(8)	(14)	(39)	(24)	(82)	(121)
Adjusted operating earnings excluding notable items	page 30	232	222	200	187	202	841	751

Health Solutions
Adjusted operating earnings before income taxes	page 19	23	60	59	44	53	186	349
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation		(3)	(3)	—	(5)	(2)	(11)	(9)
Other (1)		—	—	—	—	(16)	—	(16)
Adjusted operating earnings excluding notable items	page 30	26	63	60	48	71	197	376

Investment Management
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 23	72	64	53	57	63	246	225
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation		(4)	(1)	(1)	(2)	(3)	(8)	(7)
Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest	page 30	76	65	54	60	66	255	233
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		17	14	12	13	14	56	51
Adjusted operating earnings excluding notable items		59	51	42	47	52	199	182

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 45 of 46
Reconciliation of Adjusted Operating Earnings Before Income Taxes Excluding Notable Items by Segment

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Corporate
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 28	(60)	(54)	(64)	(33)	(52)	(211)	(235)
Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest	page 30	(60)	(54)	(64)	(33)	(52)	(211)	(235)
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		(1)	(1)	(1)	1	—	(2)	(3)
Adjusted operating earnings excluding notable items		(59)	(53)	(63)	(34)	(52)	(209)	(232)

Consolidated
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 8	245	284	235	215	242	979	968
Less:
Total Notable Items Adjustments		(28)	(12)	(15)	(46)	(45)	(100)	(156)
Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest		274	296	249	261	287	1,081	1,125
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		16	13	11	13	14	53	48
Adjusted operating earnings excluding notable items	page 30	258	283	238	248	273	1,027	1,076

Voya Financial	Page 46 of 46
Reconciliation of Book Value Per Common Share, Excluding AOCI, Leverage Ratio and Adjusted Diluted Shares

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Book value per common share, including AOCI	42.30	34.66	34.96	34.80	23.93	42.30	23.93
Per share impact of AOCI	18.66	26.09	24.37	23.32	33.62	18.66	33.62
Book value per common share, excluding AOCI	60.96	60.75	59.33	58.12	57.55	60.96	57.55

Debt to capital ratio	34.6%	34.2%	33.6%	33.3%	40.1%	34.6%	40.1%
Capital impact of adding noncontrolling interest	-7.1%	-7.8%	-7.2%	-7.6%	-10.3%	-7.1%	-10.3%
Impact of adding other financial obligations and treatment of preferred stock (1)	9.0%	10.3%	10.1%	10.0%	11.3%	9.0%	11.3%
Capital impact of excluding AOCI	-5.9%	-8.7%	-8.4%	-7.9%	-13.3%	-5.9%	-13.3%
Financial leverage ratio excluding AOCI	30.6%	28.0%	28.1%	27.8%	27.8%	30.6%	27.8%

Reconciliation of shares used in Adjusted operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Basic	98.2	100.4	102.1	104.0	105.8	100.2	102.2
Dilutive effect of warrants	—	—	—	—	—	—	4.3
Other dilutive effects (2)	2.2	2.0	2.5	2.8	2.7	2.2	2.8
Weighted-average common shares outstanding - Diluted	100.4	102.3	104.5	106.9	108.4	102.4	109.3
Dilutive effect of the exercise or issuance of stock-based awards (3)	—	—	—	—	—	—	—
Weighted average common shares outstanding - Adjusted Diluted (3)	100.4	102.3	104.5	106.9	108.4	102.4	109.3

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax and the impact of eliminating equity treatment for preferred stock.
(2) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.
(3) For periods in which there is Net loss available to common shareholders, adjusted operating earnings per common share (EPS) calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the adjusted operating EPS calculation.